EXHIBIT 99.1

WaMu Mortgage Pass-Through Certificates
Series 2005-AR12 Marketing Materials

Hybrid ARMS

Public Subordinates (Classes B1, B2 and B3)

$[33,761,000] (Approximate, Subject to +/- 10% Variance)

Washington Mutual Mortgage Securities Corp.
Depositor

Washington Mutual Bank
Servicer

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

        Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Preliminary Term Sheet                                                             Date Prepared: August [10], 2005

WaMu Mortgage Pass-Through Certificates, Series 2005-AR12
$[33,761,000] (Approximate, Subject to +/-10% Variance)

Publicly Offered Certificates
5/1 and 7/1 Hybrid, Adjustable Rate Residential Mortgage Loans

Class (1)	Principal Amount (Approx.) (2)	WAL (Yrs) To Wtd Avg Roll/Mat (3)	Pmt Window (Mths) To Wtd Avg Roll/Mat (3)	Interest Rate Type	Tranche Type	Expected Ratings [S&P / Fitch]
B1	$ 22,156,000	4.38 / 6.07	1-62 / 1-360	Variable (4)	Subordinate	AA/NA
B2	$ 7,385,000	4.38 / 6.07	1-62 / 1-360	Variable (4)	Subordinate	A/NA
B3	$ 4,220,000	4.38 / 6.07	1-62 / 1-360	Variable (4)	Subordinate	BBB/NA
B4	$ 3,693,000	Privately Offered Certificates			Subordinate	BB/NA
B5	$ 2,638,000				Subordinate	B/NA
B6	$ 2,108,900				Subordinate	NR/NR

Total:

$[ 42,200,900]

(1)  Distributions on the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8 and Class 1-A9 Certificates will be derived primarily from a pool of 5/1 adjustable rate mortgage loans (“Group I Mortgage Loans”).  Distributions on the Class 2-A1 and Class 2-A2 Certificates will be derived primarily from a pool of 7/1 adjustable-rate mortgage loans (“Group II Mortgage Loans”).  Distributions on the Subordinate Certificates will be derived from the Group I and Group II Mortgage Loans.  Distributions on the Class R Certificates will be derived from the Group I or Group II Mortgage Loans.

(2) Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(3) WAL and Payment Window for the Subordinate Certificates are shown to the Weighted Average Roll Date (as described herein) and to Maturity.

(4) For every Distribution Date, the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8 and Class 1-A9 Certificates will have an interest rate equal to the Net WAC of the Group I Mortgage Loans.  For every Distribution Date, the Class 2-A1 and Class 2-A2 Certificates will have an interest rate equal to the Net WAC of the Group II Mortgage Loans.  For every distribution date the Subordinate Certificates will have an interest rate equal to the weighted average of the Net WAC of the Group I and Group II Mortgage Loans.

Depositor: Washington Mutual Mortgage Securities Corp. (“WMMSC”).

Servicer: Washington Mutual Bank (“WMB”).

Co-Lead Managers: WaMu Capital Corp. and JP Morgan Securities Inc.

Trustee: LaSalle Bank

Rating Agencies: The Subordinate Certificates other than the Class B-6 Certificates will be rated by only one rating agency.  The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date: August 1, 2005.

Expected Pricing Date: On or about August [12], 2005.

Closing Date: On or about August [26], 2005.

Distribution Date: The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in September 2005.

Servicing Fee: [0.375]% per annum of the principal balance of each of the Group I Mortgage Loans.

 [0.250]% per annum of the principal balance of each of the Group II Mortgage Loans.

Certificates: The Class B1, Class B2 and Class B3 Certificates (the “Offered Certificates”) are being offered hereby.

The “Senior Certificates” will consist of the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 2-A1 and Class 2-A2 Certificates (the “Class A Certificates”) and the Class R Certificates. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”

Accrued Interest: The Subordinate Certificates and the Class A Certificates settle with accrued interest.  The price to be paid by investors for the Subordinate Certificates and Class A Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([25] days).

Interest Accrual Period: The interest accrual period with respect to the Subordinate Certificates and the Class A Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration: The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment: It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.

ERISA Eligibility: The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment: The Class B1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B2 and Class B3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination: The terms of the transaction allow for a termination of the trust which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Weighted Average Roll Dates:

Group I, the Distribution Date in [August 2010]

Group II, the Distribution Date in [July 2012]

Aggregate Mortgage Loans (Groups I and II), the Distribution Date in [October 2010].

Pricing Prepayment Speed: The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Compensating Interest: Compensating interest paid by the servicer with respect to each loan group will equal the least of (a) any shortfall for the previous month in interest collections resulting from the timing of payoffs on the mortgage loans in that loan group made from the 15th day of the calendar month before the Distribution Date to the last day of such month, (b) the sum of 1/12 of 0.050% of the aggregate Stated Principal Balance of the Mortgage Loans in that loan group, any reinvestment income realized by the servicer relating to payoffs on the mortgage loans in that loan group made during the prepayment period, and interest payments on the payoffs in that loan group received during the period of the 1st day through the 14th day of the month of the Distribution Date, as applicable and (c) 1/12 of 0.125% of the aggregate Stated Principal Balance of the Mortgage Loans in that loan group.

Mortgage Loans: As of [August] 1, 2005, the aggregate principal balance of the mortgage loans described herein is approximately $[1,055,000,000] (the “Mortgage Loans”). The Mortgage Loans are non-convertible, adjustable rate One Year CMT or One Year LIBOR indexed mortgage loans with initial rate adjustments occurring approximately 60 months or 84 months after the date of origination of each mortgage loan (“5/1 ARM” and “7/1 ARM”).

5/1 ARM or Group I Mortgage Loans

As of [August] 1, 2005, the aggregate principal balance of the Group I mortgage loans described herein is approximately $[940,000,000] (the “Group I Mortgage Loans”). Each Group I Mortgage Loan has an original term to maturity of 30 years.  As of the Cut-off Date, approximately [95.66]% of the Group I Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term.  The Mortgage Loans are secured by first liens on one- to four-family residential properties, or shares of cooperative units.  See the attached collateral descriptions for more information.

7/1 ARM or Group II Mortgage Loans

As of [August] 1, 2005, the aggregate principal balance of the Group II mortgage loans described herein is approximately $[115,000,000] (the “Group II Mortgage Loans”). Each Group II Mortgage Loan has an original term to maturity of 30 years.  As of the Cut-off Date, approximately [89.32]% of the Group II Mortgage Loans are scheduled to pay only interest for the first 7 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 23 year term.  The Mortgage Loans are secured by first liens on one- to four-family residential properties, or shares of cooperative units.  See the attached collateral descriptions for more information.

 On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[1,055,000,000], subject to an increase or decrease of up to 10%.  It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein.  The initial principal balance of any of the Offered Certificates on the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement: Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates, initially [4.00]% total subordination.

Credit Enhancement
Class	Percent
B1	[1.90]%
B2	[1.20]%
B3	[0.80]%
B4	[0.45]%
B5	[0.20]%
B6	NA

Shifting Interest: Until the first Distribution Date occurring after [August] 2012, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
September 2005 – August 2012	0% Pro Rata Share
September 2012 – August 2013	30% Pro Rata Share
September 2013 – August 2014	40% Pro Rata Share
September 2014 – August 2015	60% Pro Rata Share
September 2015 – August 2016	80% Pro Rata Share
September 2016 and after	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  If the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [September] 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [September] 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

 In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan, regardless of any prepayment percentages.

Allocation of Realized Losses: Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Senior Certificates (other than the Class R Certificates) until each respective class principal balance has been reduced to zero as follows:

(a) any realized losses remaining on the Group I Mortgage Loans pro rata to the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8 and Class 1-A9 Certificates subject to the following:

(i) any realized losses that would be allocable to the Class 1-A2 Certificates will be allocated first to the Class 1-A3 Certificates;

(ii) any realized losses that would be allocable to the Class 1-A4 Certificates will be allocated first to the Class 1-A5 Certificates;

(iii) any realized losses that would be allocable to the Class 1-A6 Certificates will be allocated first to the Class 1-A7 Certificates; and

(iv) any realized losses that would be allocable to the Class 1-A8 Certificates will be allocated first to the Class 1-A9 Certificates; and

(b)  any realized losses remaining on the Group II Mortgage Loans pro rata to the Class 2-A1 and Class 2-A2 Certificates, provided, however, any realized losses that would be allocable to the Class 2-A1 Certificates will be allocated first to the Class 2-A2 Certificates.

Because the Subordinate Certificates represent interests in both loan groups, the class principal balances of those certificates could be reduced to zero as a result of realized losses on the mortgage loans in any of these loan groups. Therefore, the allocation of realized losses on the mortgage loans from either loan group to the Subordinate Certificates will reduce the subordination provided by the subordinate certificates to all of the Senior Certificates, including the Senior Certificates related to the loan group that did not suffer any losses.  This will increase the likelihood that future realized losses may be allocated to the Senior Certificates related to the other loan group that did not suffer any previous losses.

Certificates Priority of Distributions: Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)  Senior Certificates, pro rata based on amounts due, accrued and unpaid interest, at the related Certificate Interest Rate from the available funds of the related loan group;

2)  From the Group [I] Mortgage Loans, principal to the Class R Certificate until its balance is reduced to zero;

3)  From the Group I Mortgage Loans principal as follows:

(a) to the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6 and Class 1-A7 Certificates, sequentially, as follows:

i.  to the Class 1-A1, Class 1-A2 and Class 1-A3 Certificates, pro rata, until their respective certificate principal balances are reduced to zero;

ii.  to the Class 1-A4 and Class 1-A5 Certificates, pro rata, until their respective certificate principal balances are reduced to zero;

iii.  to the Class 1-A6 and Class 1-A7 Certificates, pro rata, until their respective certificate principal balances are reduced to zero;

(b) to the Class 1-A8 Certificates until its certificate principal balance is reduced to zero;

(c) to the Class 1-A9 Certificates until its certificate principal balance is reduced to zero;

4) From the Group II Mortgage Loans principal to the Class 2-A1 and Class 2-A2 Certificates, pro rata, until their certificate principal balances are reduced to zero;

5) Class B1, Class B2 and Class B3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

6) Class B4, Class B5 and Class B6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

7) Class R Certificate, any remaining amount.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) have been prepared and furnished to you by WaMu Capital Corp.  The issuer of the securities did not participate in the preparation of these Computational Materials and the issuer has not independently verified their accuracy or completeness.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context, nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither WaMu Capital Corp. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website.  Although a registration statement (including the Base Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  The Computational Materials do not include all of the information required to be included in the final prospectus supplement.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. Trading Desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.

Please be advised that the securities herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Yield Tables (%)

Class B-1 to Weighted Average Roll Date
Price 97-25+	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	5.365	5.364	5.407	5.432	5.501
WAL (yr)	5.15	5.11	4.47	4.20	3.62
MDUR (yr)	4.44	4.41	3.90	3.68	3.20
First Prin Pay	1	1	1	1	1
Last Prin Pay	62	62	62	62	62

Class B-1 to Maturity Date
Price 97-25+	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	5.736	5.673	5.564	5.545	5.554
WAL (yr)	11.66	9.68	6.07	5.23	4.05
MDUR (yr)	8.17	7.13	4.94	4.37	3.50
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360
Class B-2 to Weighted Average Roll Date
Price 97-01+	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	5.537	5.539	5.604	5.641	5.741
WAL (yr)	5.15	5.11	4.47	4.20	3.62
MDUR (yr)	4.44	4.40	3.89	3.67	3.19
First Prin Pay	1	1	1	1	1
Last Prin Pay	62	62	62	62	62

Class B-2 to Maturity Date
Price 97-01+	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	5.830	5.781	5.720	5.721	5.774
WAL (yr)	11.66	9.68	6.07	5.23	4.05
MDUR (yr)	8.14	7.11	4.92	4.35	3.48
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Yield Tables (%)

Class B-3 to Weighted Average Roll Date
Price 95-12+	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	5.925	5.929	6.045	6.110	6.280
WAL (yr)	5.15	5.11	4.47	4.20	3.62
MDUR (yr)	4.42	4.38	3.88	3.65	3.18
First Prin Pay	1	1	1	1	1
Last Prin Pay	62	62	62	62	62

Class B-3 to Maturity Date
Price 95-12+	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	6.042	6.023	6.069	6.117	6.269
WAL (yr)	11.66	9.68	6.07	5.23	4.05
MDUR (yr)	8.09	7.06	4.89	4.32	3.46
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360